UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2026

KINGSWAY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15204	85-1792291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Riverside Plaza, Suite 1520, Chicago IL 60606
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 766-2138

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KWY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following shareholder approval of a change in the corporate name of Kingsway Financial Services Inc. (the “Company”) to “Kingsway Corporation” at the 2026 Annual Meeting of Shareholders, on May 18, 2026 the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and approved an amendment to the Bylaws of the Company. The amendments to the Company’s Restated Certificate of Incorporation and Bylaws are solely intended to reflect the name change and not to affect the rights of the Company’s shareholders.

Copies of the Certificate of Amendment and the Amendment to the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure.

On May 19, 2026, the Company issued a press release announcing the name change of the Company. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 8.01 Other Events.

In connection with the name change of the Company, the Company’s common stock will begin trading on the New York Stock Exchange under the new ticker symbol "KWY" at the opening of trading on May 19, 2026.

The CUSIP number for the Company’s common stock remains unchanged.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Kingsway Corporation, dated May 18, 2026
3.2	Amendment Number 1 to the By-Laws of Kingsway Corporation, dated May 18, 2026
99.1	Press Release titled "Kingsway Announces Name Change to Kingsway Corporation and Stock Ticker Change to KWY"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY CORPORATION

Date: May 19, 2026	By:	/s/ Kent A. Hansen
Kent A. Hansen, Chief Financial Officer